BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 28, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2012

Effective January 1, 2013, the Fund’s summary prospectus is hereby amended to provide that James Bristow, CFA, and Gareth Williams will serve as co-portfolio managers of the Fund. The following change is made to the summary prospectus:

The section entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
James Bristow, CFA	2007	Managing Director of BlackRock, Inc.
Gareth Williams	2011	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-IF-1212SUP